UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2023

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Tabula Rasa HealthCare, Inc., a Delaware corporation (the “Company”), was held on June 9, 2023 at 10:00 A.M. Eastern Time via remote communication.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting.

Item 1. All six (6) director nominees, Mr. Brian W. Adams, Ms. Kathrine O’Brien, and Mr. Michael Purcell, (the “Class I Nominees”) and Mr. Ronald Mitchell, Mr. Derek C. Schrier, and Mr. Jonathan D. Schwartz (the “Class III Nominees”), were elected to serve on the Company’s Board of Directors. Because the proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors was not approved, as discussed further under “Item 4” below, the director nominees’ terms shall last until (i) the Company’s 2025 annual meeting of stockholders for the Class III Nominees, and (ii) the Company’s 2026 annual meeting of stockholders for the Class I Nominees, or until their successors are duly elected and qualified, based on the following votes:

Director Nominee	For	Withhold	Broker Non-Votes
Brian W. Adams	16,250,038	347,385	2,765,824
Kathrine O’Brien	15,496,475	1,100,948	2,765,824
Michael Purcell	15,765,816	831,607	2,765,824
Ronald Mitchell	16,034,300	563,123	2,765,824
Derek C. Schrier	16,043,943	553,480	2,765,824
Jonathan D. Schwartz	16,023,994	573,429	2,765,824

Item 2. The 2022 compensation of the Company’s named executive officers, Mr. Brian W. Adams, Mr. Thomas Cancro, and Mr. Michael Greenhalgh, was approved on an advisory basis, based on the following votes:

For	Against	Abstain	Broker Non-Votes
15,984,400	595,775	17,248	2,765,824

Item 3. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
19,297,117	33,980	32,150	0

Item 4. The proposal to amend the Company’s Certificate of Incorporation to declassify the Board of Directors was not approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
16,426,770	154,779	15,874	2,765,824

Item 5. The proposal to amend the Company’s Certificate of Incorporation to provide for the exculpation of officers as permitted by Delaware law was not approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
16,371,351	212,408	13,664	2,765,824

Item 6. The proposal to amend the Company’s Certificate of Incorporation to add a federal forum selection provision was not approved, based on the following votes:

For	Against	Abstain	Broker Non-Votes
16,429,603	149,715	18,105	2,765,824

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
Brian W. Adams
President and Chief Executive Officer

Dated: June 14, 2023